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                                                  Filed Pursuant to Rule 497(e)
                                                  Registration File No.:33-46049

            SUPPLEMENT DATED APRIL 26, 2001 TO THE PROSPECTUSES OF
   MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST DATED
                              DECEMBER 29, 2000
    MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST DATED JANUARY 31, 2001 MORGAN STANLEY DEAN WITTER TOTAL RETURN TRUST DATED SEPTEMBER 29, 2000

   The TCW Group, the parent company of TCW Investment Management Company (the "Sub-Advisor"), has entered into a definitive agreement for the sale of a majority of its interests to Societe Generale Asset Management, S.A. ("SG Asset Management"). SG Asset Management, its parent, Societe Generale, S.A. ("Societe Generale"), and the TCW Group signed an agreement under which SG Asset Management will acquire a majority of the TCW Group, increasing to 70% over the next five years. The remaining 30% will be retained by the current shareholders and will be available for recirculation to employees for incentive purposes as Societe Generale repurchases them over time. The transaction is expected to be completed in summer, 2001. Upon consummation of the transaction, the Investment Manager's Sub-Advisory Agreement with TCW Investment Management Company will be deemed to have been assigned and, therefore, will terminate. The Fund's Board of Trustees has approved a new Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company, which is substantially identical to the current Sub-Advisory Agreement. The Board of Trustees will seek shareholders' approval of the new Sub-Advisory Agreement at a meeting of shareholders currently scheduled to take place on June 26, 2001.

   Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, has over $150 billion under management. With the combination of TCW, the new SG Asset Management will have more than $230 billion of assets under management.

   Accordingly, the section of the Prospectus of each Fund titled "FUND MANAGEMENT" is hereby revised to reflect the foregoing.